Cambrex to Acquire Halo Pharma July 23, 2018 Exhibit 99.1

Forward-Looking Statements Statements in this presentation regarding the acquisition of Halo Pharma (“Halo”) and expected benefits therefrom (including revenue and earnings expectations), future financial and operating results, outlook, growth, prospects, business strategies, future market position, future operating environment and goals of Cambrex Corporation (the “Company”), including statements of expectation with respect to consolidated or product category sales, EBITDA or Adjusted EBITDA, depreciation and amortization, capital expenditures, and the type of acquisitions, divestitures, collaborations, or other expansion opportunities the Company may consider, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute “forward-looking statements.” These forward-looking statements are based on the Company's historical performance and its plans, estimates and expectations as of the date of this presentation. The words “anticipates,” “estimates,” “believes,” “expects,” “may,” “plans,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: the possibility that conditions to closing the transaction could not be met or that the benefits from the acquisition may not be as anticipated, customer and product concentration, the Company’s ability to renew to win new customer contracts and renew existing contracts on favorable terms, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and regulations (particularly environmental issues), tax rates, interest rates, technology, manufacturing and legal issues, including the outcome of outstanding litigation, changes in foreign exchange rates, uncollectible receivables, the timing of orders, loss on disposition of assets, cancellation or delays in renewal of contracts, lack of suitable raw materials or packaging materials, the Company’s ability to receive regulatory approvals for its products and continued demand in the U.S. for late stage clinical products or the successful outcome of the Company’s investment in new products; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company's most recent Annual Report on Form 10-K, as may be amended or updated in the Company's Quarterly Reports on Form 10-Q or subsequent filings with the SEC. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after date of this presentation, even if its estimates change, and statements contained herein are not to be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Transaction Overview $425 million total cash consideration To be funded with balance sheet cash and borrowings on $500 million senior credit facility Halo had Revenue and Adjusted EBITDA of $105 million* and $27 million, respectively for the 12 months ended 06/30/18 Enhances top-line revenue growth Accretive to adjusted EPS in 2019 Anticipate pro forma total net leverage at closing of 1.2x Expected to close in Q3 2018, subject to regulatory approvals and customary closing conditions Revised 2018 guidance to be provided post-closing in conjunction with Q3 2018 earnings release in early November Timing Consideration Financial Impact * Halo revenue is reported under ASC 605

Halo Pharma Overview

HALO PHARMA

Leading dosage form custom development and manufacturing organization (CDMO) providing Product Development (PD) and Commercial Manufacturing services to the innovator and generic pharmaceutical markets

Broad dosage form manufacturing capabilities

- Oral solids, liquids and sterile ointments and gels
- Specialty offerings include modified release, pediatric dosage forms and oral dissolving tablets, among others

Focus on complex dosage forms

- Differentiated drug delivery, controlled substance and complex formulation competencies

Integrated product development and manufacturing

- Product development business feeds clinical and long-cycle commercial manufacturing

Diversified customer base with sticky products

- Includes large, specialty and generic pharma customers
- Sole source supplier for > 80% of commercial customers

Efficient, 2 facility North American manufacturing network

- Whippany, NJ (167,000ft^2) and Mirabel, Québec (234,000ft^2)
- Strong regulatory history and capacity to fuel expansion

Key Stats

- 400+ approved SKUs
- 100+ active PD projects
- 70+ active customers
- 2 state of the art facilities
- ~450 employees

© 2018 Cambrex Corporation. All rights reserved.

4

Cambrex

Strategic Rationale Expands addressable market and creates new avenue for growth within the large, fragmented and growing market for outsourced finished dosage form contract development and manufacturing Diversifies business, expands customer base and broadens molecule funnel Extends capabilities through addition of finished dose development and manufacturing and provides a platform for adding new dosage forms in the future Complements existing innovator, generic and controlled substance offerings Adds efficient North American network with existing capacity for mid-term growth and room for longer-term expansions Opportunity to expand generic drug product initiative Accretive transaction that accelerates growth Creates leading small molecule CDMO with broad range of capabilities

Provides Entry into the Finished Dose CDMO Market Cambrex will participate in 2 large and growing markets with increasing outsourcing penetration Finished Dosage Form [2] Small Molecule API [1] CDMO Small Molecule API Total Market Size $50-60B CDMO Finished Dosage Form Total Market Size $55-60B 50-60% Outsourced CDMO Market Size $25-35B Annual Growth 5-8% CDMO Market Size $15-20B Annual Growth 5-7% [1] Source: Cambrex estimates, William Blair Equity Research, PharmSource [2] Source: Cambrex estimates, PharmSource 30-35% Outsourced

Creates Leading Small Molecule CDMO with End-to-End Capabilities Drug Development Commercialization Clinical Phase I Clinical Phase II Clinical Phase III Launch Phase IV Generics Preclinical Development File IND File NDA Cambrex (High Point, NC, US) Cambrex (Charles City, IA, US) Cambrex (Karlskoga, Sweden) Cambrex (Milan, Italy) API FDF a a a a Halo Pharma (Whippany, NJ, US) Halo Pharma (Mirabel, Québec, Canada) a a

Efficient Finished Dose Manufacturing Network

Whippany, New Jersey, USA

- 167,000 ft^2 (21 Acres)
- Controlled substance manufacturing (DEA Schedule I-V)
- Large vault capacity for additional narcotics storage
- Capabilities include analytical method development, formulation, transfers, release, microbiologic testing, manufacturing and packaging



- Production Capacities:
  - Solid Dose: 3 Billion Units
  - Liquid: 500,000 Liters
  - Suppository: 5 Million Units
  - Sterile Ointments: 200,000 KG
  - Bulk Powder: 1,500 KG

Mirabel, Canada

- 234,000 ft^2 (23 Acres)
- Controlled substance manufacturing (DEA Schedule I-V)
- Capabilities include analytical method development, formulation, transfers, release, microbiologic testing, manufacturing and packaging



- Production Capacities:
  - Solid Dose: 2 Billion Units
  - Liquid: 12 Million Liters
  - Suppository: 100 Million Units
  - Semi Solids: 325,000 KG

Capacity for growth and room for long term expansions

© 2018 Cambrex Corporation. All rights reserved.
8

Cambrex

Accelerates Growth Halo acquisition provides immediate growth with long-term upside Revised guidance for 2018 will be provided post-closing in our Q3 Earnings Call Expected to be accretive to adjusted EPS in 2019 Adjusted EBITDA is a non-GAAP financial measure. The reconciliation to the most directly comparable GAAP financial measure can be found in a table at the end of the earnings press release for each of the above historical years. 40 60 80 100 120 140 160 180 200 220 240 260 280 300 240 265 290 315 340 365 390 415 440 465 490 515 540 565 590 615 640 665 2012A 2013A 2014A 2015A 2016A 2017A 2018P Net Revenue PF w/ Halo Rev Adjusted EBITDA PF w/ Halo EBITDA

Extends customer offering beyond APIs and forward integrates business into new revenue streams in large, growing finished dosage form outsourcing market Provides high quality, complex finished dose manufacturing platform Diversifies business and enhances customer base and product and service offering Opportunities for cross selling of product and services Financially compelling transaction Summary Creates leading small molecule CDMO with end-to-end capabilities

Cambrex to Acquire Halo Pharmaceutical July 23, 2018